Exhibit 10.1
AMENDMENT NO. 1
TO
LOAN AND SECURITY AGREEMENT
     This Amendment No. 1 to Loan and Security Agreement (this “Amendment”) is entered into this 20th day of September, 2010 by and between Alexza Pharmaceuticals, Inc., a Delaware corporation (“Parent”), Symphony Allegro, Inc., a Delaware corporation (“Allegro”, and together with Parent, collectively, “Borrower”), and Hercules Technology Growth Capital, Inc., a Maryland corporation (“Lender”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).
Recitals
     A. Borrower and Lender have entered into that certain Loan and Security Agreement dated as of May 4, 2010 (as may be amended, restated, or otherwise modified, the “Loan Agreement”), pursuant to which the Lender has agreed to extend and make available to Borrower certain advances of money.
     B. Borrower and Lender have agreed to amend the Loan Agreement upon the terms and conditions more fully set forth herein.
Agreement
     NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:
     1. Amendments.
          1.1 Section 3.1 (Security Interest). The proviso at the end of the first sentence of Section 3.1 is hereby amended and restated in its entirety as follows:
          “; provided, however, that the Collateral shall not include (i) the Borrower’s Intellectual Property but shall include all Accounts and General Intangibles that consist of rights to payment and proceeds from the sale, licensing or disposition of all or any part, or rights in, the Intellectual Property (the “Rights to Payment”) and (ii) the Equipment listed on Schedule A hereto (and all additions, attachments, accessories and accessions thereto, and any and all substitutions, replacements or exchanges therefore, and all insurance or other proceeds thereof) securing the Indebtedness to GE permitted pursuant to clause (ii) of the defined term “Permitted Indebtedness”, provided, that, notwithstanding that certain Partial Release, dated as of September 20, 2010, by Borrower and Lender in favor or GE, upon payment in full of such Indebtedness to GE the Collateral shall include such Equipment.”
     2. Borrower’s Representations And Warranties. Borrower represents and warrants that:

               (a) immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing;
               (b) Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
               (c) the certificate or articles of incorporation, bylaws and other organizational documents of Borrower delivered to Lender on the Closing Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
               (d) the execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of Borrower;
               (e) this Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and
               (f) as of the date hereof, it has no defenses against the obligations to pay any amounts under the Obligations. Borrower acknowledges that Lender has acted in good faith and has conducted in a commercially reasonable manner its relationships with Borrower in connection with this Amendment and in connection with the Loan Documents.
          Borrower understands and acknowledges that Lender is entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.
     3. Limitation. The amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Lender may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.
     4. Effectiveness. This Amendment shall become effective upon the satisfaction of all the following conditions precedent:

2

          4.1 Amendment. Borrower and Lender shall have duly executed and delivered this Amendment to Lender.
     5. Counterparts. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.
     6. Integration. This Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment; except that any financing statements or other agreements or instruments filed by Lender with respect to Borrower shall remain in full force and effect.
     7. Governing Law; Venue. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. Borrower and Lender each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.
[signature page follows]

     In Witness Whereof, the parties have duly authorized and caused this Amendment to be executed as of the date first written above.

BORROWER: ALEXZA PHARMACEUTICALS, INC.
By:	/s/ August J. Moretti
	Name:	AUGUST J. MORETTI
	Title:	CFO

SYMPHONY ALLEGRO, INC.
By:	/s/ August J. Moretti
	Name:	AUGUST J. MORETTI
	Title:	TREASURER

LENDER: HERCULES TECHNOLOGY GROWTH CAPITAL, INC.
By:	/s/ K. Nicholas Martitsch
	Name:	K. Nicholas Martitsch
	Title:	Associate General Counsel